--------------------------------------------------------------------------------
Notice of Grant of Stock Options       Integra LifeSciences Holdings Corporation
and Option Agreement                   ID:  51-0317849
                                       311 Enterprise Drive
                                       Plainsboro, New Jersey 08536
--------------------------------------------------------------------------------
[NAME AND ADDRESS OF GRANTEE]          Option Number:
                                       Plan: [NAME OF PLAN]
                                       ID:
-------------------------------------------------------------------------------
Effective [DATE OF GRANT], you have been granted a(n) [Non-Qualified] [Incentive] Stock Option to buy ____ shares of Integra LifeSciences Holdings Corporation (the Company) stock at $[CLOSING PRICE OF COMMON STOCK ON DATE OF GRANT] per share.

The total option price of the shares granted is $___________.

Shares in each period will become fully vested on the date shown.**


      Shares             Vest Type           Full Vest         Expiration

[1/4th of SHARES]       On Vest Date        [ONE YEAR          [SIX YEAR
                                          ANNIVERSARY OF     ANNIVERSARY OF
                                           GRANT DATE]        GRANT DATE]

[1/4th of SHARES]       On Vest Date        [TWO YEAR          [SIX YEAR
                                          ANNIVERSARY OF     ANNIVERSARY OF
                                           GRANT DATE]        GRANT DATE]

[1/4th of SHARES]       On Vest Date        [THREE YEAR        [SIX YEAR
                                          ANNIVERSARY OF     ANNIVERSARY OF
                                           GRANT DATE]        GRANT DATE]

[1/4th of SHARES]       On Vest Date        [FOUR YEAR         [SIX YEAR
                                          ANNIVERSARY OF     ANNIVERSARY OF
                                           GRANT DATE]        GRANT DATE]


--------------------------------------------------------------------------------
By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.
--------------------------------------------------------------------------------

-----------------------------------------          -----------------------------
Integra LifeSciences Holdings Corporation          Date

-----------------------------------------          -----------------------------
Name                                               Date

** The above is the standard vesting schedule for options granted to employees. Options granted to directors will (a) fully vest on the six month anniversary of the grant date and (b) expire on the six year anniversary of the grant date (except that grants made to directors upon their initial election as a director, will expire on the ten year anniversary of the grant date).